                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints W.G. Jurgensen, Sherman I. Goldberg, Robert A. Rosholt, Peter J. Nowak, Jr., M. Eileen Kennedy and Sharon A. Renchof, jointly and severally, his attorney-in-fact, each with power of substitution, for him in any and all capacities to sign a Registration Statement on Form S-3 relating to certificates or other securities of FCC National Bank (the "Bank") or any trust, partnership, corporation or other entity established by the foregoing, to be issued pursuant to resolutions adopted by the Board of Directors of the Bank on December 9, 1997, and any amendments thereto (including any post-effective amendments) and any subsequent registration statement filed by the Bank pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



     Signature                               Title
     ---------                               -----

/s/ Joseph M. Dudzinsky                      Director
------------------------
Joseph M. Dudzinsky


/s/ Richard P. Eckman                        Director
------------------------
Richard P. Eckman


/s/ William J. Garner                        Director
------------------------
William J. Garner


/s/ Joyce D. Hunter                          Director
------------------------
Joyce D. Hunter


/s/ W.G. Jurgensen                           Director and
------------------------                     Principal Executive Officer
W. G. Jurgensen


/s/ Michael J. Majchrzak                     Director
------------------------
Michael J. Majchrzak


/s/ Anthony K. Metta                         Director
------------------------
Anthony K. Metta


/s/ Timothy P. Moen                          Director
------------------------
Timothy P. Moen

/s/ Ralph R. Mueller                         Director
------------------------
Ralph R. Mueller


/s/ Peter J. Nowak, Jr.                      Director, Principal Accounting
------------------------                     Officer and Principal Financial Officer
Peter J. Nowak, Jr.


/s/ Jeremiah P. Shea                         Director
------------------------
Jeremiah P. Shea


Dated:   March 10, 1998